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                                                                    EXHIBIT 99.1

                                   VANS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ended November 30, 2002 of Vans, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary H. Schoenfeld, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ Gary H. Schoenfeld*
                                               ------------------------
                                               Gary H. Schoenfeld
                                               President and
                                               Chief Executive Officer
                                               April 10, 2003

         * A signed original of this written statement required by Section 906 has been provided to Vans, Inc. and will be retained by Vans, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.